                                                                   EXHIBIT 10.50


THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT. THIS WARRANT MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR ASSIGNED TO ANY OTHER PERSON OR ENTITY, EXCEPT AS SET FORTH HEREIN.



                                     WARRANT

                  TO SUBSCRIBE FOR AND PURCHASE COMMON STOCK OF
                           ALLIS-CHALMERS CORPORATION

             VOID AFTER 5:00 P.M., CENTRAL TIME, ON APRIL __, 2006,
           OR IF NOT A BUSINESS DAY, AS DEFINED HEREIN. AT 5:00 P.M.,
             CENTRAL TIME ON THE IMMEDIATELY FOLLOWING BUSINESS DAY



Date of Issuance:  April 2, 2004

         THIS CERTIFIES that, for good and valuable consideration, ___________________ (the "PURCHASER"), or registered assigns, is entitled to subscribe for and purchase from Allis-Chalmers Corporation, a Delaware corporation (the "COMPANY"), at the price of $0.50 per share (such price, as from time to time to be adjusted as hereinafter provided, being hereinafter called the "WARRANT PRICE"), at any time and from time to time after the date hereof but not later than the Expiration Date (as defined below), up to such number of fully paid, nonassessable shares of Common Stock, par value $0.15 per share ("COMMON STOCK"), of the Company as is specified in the following sentence, subject, however, to the provisions and upon the terms and conditions hereinafter set forth, including without limitation the provisions of SECTION 3 hereof. This Warrant shall be exercisable for up to ______________ shares of Common Stock upon issuance, subject to adjustment as provided herein. "EXPIRATION DATE" shall mean 5:00 P.M., Central time, on April 1, 2006, PROVIDED, that if such day is not a Business Day, as defined herein, at 5:00 P.M., Central time, on the immediately following Business Day. "BUSINESS DAY" shall mean a day other than a Saturday, Sunday or other day on which banks in the State of Texas are authorized by law to remain closed.

SECTION 1.        EXERCISE OF WARRANT

         (a) CASH OR CASHLESS EXERCISE

         This Warrant may be exercised, at any time and from time to time but not later than the Expiration Date, by the holder hereof (hereinafter referred to as the "WARRANTHOLDER"), in whole or in part (but not as to a fractional share of Common Stock), by the completion of the subscription form attached hereto and by the surrender of this Warrant (properly endorsed) at the Company's offices at 7660 Woodway, Suite 200, Houston, Texas 77063 (or at such other location in the United States as the Company may designate by notice in writing to the Warrantholder at the address of the Warrantholder appearing on the books of the Company), and by payment to the Company of the Warrant Price for each share being purchased, (i) in cash or by certified or official bank check or
(ii) by delivering notice to the Company that the Warrantholder is exercising this Warrant by authorizing the Company to reduce the number of shares of Common Stock subject to this Warrant by the number of shares having an aggregate Fair Market Value equal to the applicable Warrant Price. For purposes of this Warrant, the term "Fair Market Value" shall mean on any date specified herein, with respect to Common Stock, the amount per share equal to (a) the average of the closing prices thereof on the ten (10) trading days prior to such date, in each case as officially reported on the principal national securities exchange on which the same are then listed or admitted to trading, or (b) if no shares of Common Stock are then listed or admitted to trading on any national securities exchange, the average of the reported closing bid and asked prices thereof on the ten (10) trading days prior to such date as quoted in the Nasdaq National Market or, if no shares of Common Stock are then quoted in the Nasdaq National Market, as published by the National Quotation Bureau, Incorporated or any similar successor organization, and in either case as reported by any member firm of the New York Stock Exchange selected by the Company; PROVIDED that with respect to (b) above, if the average daily trading volume for the subject shares for the thirty (30) days prior to the date of determination shall be less than 1,000 shares per day, then the subject Market Price shall be the average of the closing bid price of such shares on the ten (10) trading days prior to the date of determination, or (c) if not so reported, the fair market value of the Common Stock, as determined in good faith by the Board of Directors of the Company.

         (b) PROCEDURE FOR EXERCISE

         In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the total number of whole shares of Common Stock so purchased, registered in the name of the Warrantholder, shall be delivered to the Warrantholder within a reasonable time, not exceeding five Business Days, after the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired, a new Warrant representing the number of shares (except a remaining fractional share), if any, with respect to the unexercised portion of this Warrant shall also be issued to the Warrantholder within such time. With respect to any such exercise, the Warrantholder shall for all purposes be deemed to have become the holder of record of the number of shares of Common Stock evidenced by such certificate or certificates, from the date on which this Warrant was surrendered and, if exercise is pursuant to SECTION 1(A), payment of the Warrant Price was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date on which the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open. No fractional shares shall be issued upon exercise of this Warrant and no payment or adjustment shall be made upon any exercise on account of any cash dividends on the Common Stock issued upon such exercise. If any fractional interest in a share of Common Stock would, except for the provisions of this SECTION 1, be delivered upon any such exercise, the Company, in lieu of delivering the fractional share thereof, shall pay to the Warrantholder an amount in cash equal to the current Fair Market Value of such fractional interest, as determined above.

SECTION 2.        ADJUSTMENT OF NUMBER OF SHARES

         Upon each adjustment of the Warrant Price for any stock dividend or distribution or any subdivision or combination of the outstanding shares of the Common Stock as provided in SECTION 3, the Warrantholder shall thereafter be entitled to purchase, at the Warrant Price resulting from such adjustment (each an "ADJUSTED WARRANT PRICE"), the number of shares (calculated to the nearest hundredth of a share) obtained by multiplying the Warrant Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Adjusted Warrant Price resulting from such adjustment

SECTION 3.        ADJUSTMENT OF WARRANT PRICE AND OTHER MATTERS

         The Warrant Price and the number and kind of shares issuable hereunder shall be subject to adjustment from time to time upon the happening of certain events as provided in this SECTION 3.

         (a) ADJUSTMENTS FOR ISSUE OR SALE OF COMMON STOCK AT LESS THAN CONVERSION RATE

         If the Company shall issue or sell shares of its Common Stock (other than pursuant to this Warrant) for a consideration per share less than the Warrant Price (as the same shall be adjusted from time to time, as provided herein), then in each such case, the Warrant Price shall be reduced to an amount equal to the price per share received by the Company in such sale.

         (b)      ADJUSTMENT PROVISIONS; OTHER MATTERS

                  (1) If at any time prior to the exercise of this Warrant in full, the Company shall (A) declare a dividend or make a distribution on the Common Stock payable in shares of its capital stock (whether shares of Common Stock or of capital stock of any other class); (B) subdivide, reclassify or recapitalize its outstanding Common Stock into a greater number of shares; (C) combine, reclassify or recapitalize its outstanding Common Stock into a smaller number of shares; or (D) issue any shares of its capital stock by reclassification of its Common Stock (excluding any such reclassification in connection with a consolidation or a merger that is subject to SECTION 3(b)(4)), the Warrant Price in effect at the time of the record date of such dividend, distribution, subdivision, combination, reclassification or recapitalization shall be adjusted so that the Warrantholder shall be entitled to receive the aggregate number and kind of shares which, if this Warrant had been exercised in full immediately prior to such event, it would have owned upon such exercise and been entitled to receive by virtue of such dividend, distribution, subdivision, combination, reclassification or recapitalization. Any adjustment required by this SECTION 3(B) shall be made immediately after the record date, in the case of a dividend or distribution, or the effective date, in the case of a subdivision, combination, reclassification or recapitalization, to allow the purchase of such aggregate number and kind of shares.

                  (2) If at any time prior to the exercise of this Warrant in full, the Company shall make a distribution to all holders of the Common Stock of (i) stock of a subsidiary or securities convertible into or exercisable for such stock, or (ii) evidence of indebtedness of the Company or its subsidiaries or assets of the Company or its subsidiaries (excluding cash dividends or distributions out of earned surplus), then in lieu of an adjustment in the Warrant Price or the number of shares of Common Stock purchasable upon the exercise of this Warrant (and in addition to the Common Stock or other securities to be received upon exercise of this Warrant as provided herein), each Warrantholder, upon the exercise hereof at any time after such distribution, shall be entitled to receive from the Company, such subsidiary or both, as the Company shall determine, the stock or other securities to which such Warrantholder would have been entitled if such Warrantholder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in this SECTION 3, and the Company shall reserve, for the life of the Warrant, such securities of such subsidiary or other corporation; PROVIDED, HOWEVER, that no adjustment in respect of dividends or interest on such stock or other securities shall be made during the term of this Warrant or upon its exercise.

                  (3) If at any time prior to the expiration of this Warrant in full, the Company shall issue rights or warrants entitling persons to subscribe for or purchase Common Stock in either case at a price per share or exercise price per share less than the current Warrant Price, then, in each such case the Warrant Price shall be reduced to the subject issue or exercise price, as appropriate.

                  (4) In the event of any capital reorganization of the Company (other than an event referred to in SECTION 3(b)(1)), or in case of the consolidation of the Company with, the merger of the Company with or into or the sale of all or substantially all of the properties and assets of the Company to any other person, if in connection therewith consideration is payable to holders of Common Stock (or other securities or property purchasable upon exercise of this Warrant) in exchange therefor, this Warrant shall remain subject to the terms and conditions set forth in this Warrant and this Warrant shall, after such capital reorganization, consolidation, merger or sale be exercisable for the number of shares of stock or other securities or assets to which a holder of the number of shares of Common Stock purchasable (at the time of such capital reorganization, reclassification of such Common Stock, consolidation, merger or sale) upon exercise of this Warrant would have been entitled if this Warrant had been exercised immediately prior to such capital reorganization, reclassification of such Common Stock, consolidation, merger or sale; and in any such case, if necessary, the provisions set forth in this Warrant with respect to the rights and interests thereafter of the Warrantholder shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or assets thereafter deliverable on the exercise of this Warrant. The Company shall not effect any such consolidation, merger or sale, unless prior to or simultaneously with the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets or the appropriate corporation or entity shall assume, by written instrument, the obligation to deliver to the Warrantholder the shares of stock, securities or assets to which the Warrantholder may be entitled pursuant to this
SECTION 3(b)(4).

                  (5) Notwithstanding SECTION 3(b)(4), (i) if the Company merges or consolidates with, or sells all or substantially all of its property and assets to, any other person and consideration is payable to holders of Common Stock in exchange for their Common Stock in connection with such merger, consolidation or sale which consists solely of cash, or (ii) in the event of the dissolution, liquidation or winding up of the Company, then the Warrantholder shall be entitled to receive distributions on the date of such event on an equal basis with holders of Common Stock (or other securities issuable upon exercise of this Warrant) as if this Warrant had been exercised immediately prior to such event, less the Warrant Price. Upon receipt of such payment if any, the rights of the Warrantholder shall terminate and cease and this Warrant shall expire. In case of any such merger, consolidation or sale of assets, the surviving or acquiring person and, in the event of any dissolution, liquidation or winding up of the Company, the Company shall promptly, after receipt of this surrendered Warrant, make payment by delivering a check in such amount as is appropriate (or, in the case of consideration other than cash, such other consideration as is appropriate) to such person as it may be directed in writing by the Warrantholder surrendering this Warrant.

                  (6) No adjustment in the Warrant Price shall be required unless such adjustment would require an increase or decrease of at least one cent ($.0l) in such price; provided, however, that any adjustments which by reason of this SECTION 3(B)(6) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this SECTION 3 shall be made to the nearest cent or to the nearest hundredth of a share, as the case may be. Notwithstanding anything in this
SECTION 3 to the contrary, the Warrant Price shall not be reduced to less than the then existing par value of the Common Stock as a result of any adjustment made hereunder.

                  (7) In the event that at any time, as the result of any adjustment made pursuant to this SECTION 3(B), the Warrantholder thereafter shall become entitled to receive any securities other than Common Stock, thereafter the number of such other securities so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in SECTION 3(b).

         (c)      NO ADJUSTMENT FOR CASH DIVIDENDS

         Except as provided in SECTION 3(b) of this Agreement, no adjustment in respect of any cash dividends shall be made during the term of this Warrant or upon the exercise of this Warrant.

         (d)      FORM OF WARRANT AFTER ADJUSTMENTS

         The form of this Warrant need not be changed because of any adjustments in the Warrant Price or the number or kind of the shares purchasable pursuant to this Warrant, and Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in this Warrant, as initially issued, provided, however, that the Company may, at any time in its sole discretion (which shall be conclusive), make any change in the form of Warrant certificate that it may deem appropriate and that does not affect the substance thereof. Any Warrant certificate thereafter issued, whether upon registration of transfer or, or in exchange or substitution for, an outstanding Warrant certificate may be in the form so changed.

         (e)      TREATMENT OF WARRANTHOLDER

         Prior to due presentment for registration of transfer of this Warrant, the Company may deem and treat the Warrantholder as the absolute owner of this Warrant (notwithstanding any notation of ownership or other writing hereon) for all purposes and shall not be affected by any notice to the contrary.

         (f)      NOTICE OF ADJUSTMENT

         Upon any adjustment of the Warrant Price, then and in each such case the Company shall give written notice thereof, by first-class mail, postage prepaid, addressed to each Warrantholder at the address of such holder as shown on the books of the Company, which notice shall state the Warrant Price resulting from such adjustments setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         (g)      STOCK TO BE RESERVED

         The Company will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the exercise of this Warrant as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise of this Warrant. The Company covenants that all shares of Common Stock which shall be so issued, upon full payment of the Warrant Price therefor or as otherwise set forth herein, shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Company covenants that it will from time to time take all such action as may be required to ensure that the par value per share, if any, of the Common Stock is at all times equal to or less than the effective Warrant Price. The Company will take all such action as may be necessary to ensure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange or automated quotation system upon which the Common Stock of the Company may be listed or quoted. The Company will not take any action which results in any adjustment of the Warrant Price if the total number of shares of Common Stock issued and issuable after such action upon exercise of this Warrant would exceed the total number of shares of Common Stock then authorized by the Company's Certificate of Incorporation. The Company has not granted and will not grant any right of first refusal with respect to shares issuable upon exercise of this Warrant, and there are no preemptive rights associated with such shares.

         (h)      ISSUE TAX

         The issuance of certificates for shares of Common Stock upon exercise of any Warrant shall be made without a charge to the Warrantholder for any issuance tax in respect thereto provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Warrantholder.

         (i)      CLOSING OF BOOKS

         The Company will at no time close its transfer books against the transfer of the shares of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

         (j)      OUTSTANDING WARRANTS; EMPLOYEE OPTIONS

         Notwithstanding the provisions of this SECTION 3, no adjustment in the exercise price or the number of shares of Common Stock issuable hereunder shall be made as a result of the issuance of shares of Common Stock upon the exercise of (1) the Warrants dated February 1, 2002 and February 19, 2003, issued to Energy Spectrum Partners LP, providing for the issuance of 1,325,000 shares of Common Stock at an exercise price of $0.15 per share, (2) the Warrants dated February 1, 2002, issued to Wells Fargo Energy Capital, providing for issuance of 1,165,000 shares of Common Stock at an exercise price of $0.15, or (3) options issued pursuant to the Company's 2003 Stock Incentive Plan so long as such options have an exercise price of at least $0.15 per share (adjusted for stock splits or similar events).

         (k)      DEFINITION OF COMMON STOCK

         The shares purchasable pursuant to this Warrant shall include only securities designated as Common Stock of the Company. As used herein the term "COMMON STOCK" shall mean and include the Common Stock, par value $.15 per share, of the Company as authorized on the date hereof, or shares of any class or classes resulting from any recapitalization or reclassification thereof which are not limited to any fixed sum or percentage and are not subject to redemption by the Company and in case at any time there shall be more than one such resulting class, the shares of each class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassification bears to the total number of shares of all such classes resulting from all such reclassification.

SECTION 4.        NOTICES OF RECORD DATES

         In the event of:

         (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution (other than cash dividends out of earned surplus), or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any right to sell shares of stock of any class or any other right; or

         (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other corporation or entity; or

         (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

         (d) any public offering or any issuance by the Company of additional shares of capital stock;


then and in each such event the Company will give notice to the Warrantholder specifying;

                  (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and stating the amount and character of such dividend, distribution or right, and

                  (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock will be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be given at least 20 days and not more than 90 days prior to the date therein specified, and such notice shall state that the action in question or the record date is subject to the effectiveness of a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or to a favorable vote of stockholders, if either is required.

SECTION 5.        STOCKHOLDERS RIGHTS AND LIABILITIES

         No provision hereof, in the absence of affirmative action by the Warrantholder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Warrantholder shall give rise to any liability of such Warrantholder for the Warrant Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

SECTION 6.        LOST, STOLEN, MUTILATED OR DESTROYED WARRANT

         Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of shares of Common Stock as provided for in such lost, stolen, destroyed or mutilated Warrant.

SECTION 7.        NOTICES

         All notices, requests and other communications required or permitted to be given or delivered hereunder shall be in writing, and shall be delivered, or shall be sent by certified or registered mail or overnight courier, postage prepaid and addressed, or by facsimile, and if to the Warrantholder to such Warrantholder at such address or facsimile number as shall have been furnished to the Company by notice from such Warrantholder and if to the Company, at 7660 Woodway, Suite 200, Houston, Texas 77063, facsimile (713) 369-0555 or at such other address or facsimile number as shall have been furnished to the Warrantholder by notice from the Company.

SECTION 8.        RESTRICTIONS ON TRANSFER

         This Warrant may not be sold, transferred, hypothecated or assigned to any other person or entity other than (i) the respective successors to Purchaser in a merger or consolidation; (ii) the respective purchasers of all or substantially all of the assets of Purchaser; or (iii) the shareholders and/or members of Purchaser or their affiliates. Purchaser agrees not to make any sale or other disposition of either the Warrant or the underlying Common Stock except pursuant to a registration statement which has become effective under the Securities Act, setting forth the terms of such offering, the underwriting discount and the commissions and any other pertinent data with respect thereto, or in a transaction exempt from registration under the Securities Act, in which case Purchaser shall, at the Company's request, provide the Company with an opinion of counsel reasonably acceptable to the Company that such registration is not required. This Warrant shall bear a legend setting forth the foregoing restriction.

SECTION 9.        AMENDMENTS AND WAIVERS

         This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by each of (i) a majority in interest of the holders of this Warrant and (ii) an authorized representative of the Company.

SECTION 10.       SEVERABILITY

         If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provisions shall be excluded from this Warrant, and the balance of this Warrant shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

SECTION 11.       GOVERNING LAW

         THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

SECTION 12.       HEADINGS

         The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect any of the terms hereof.

SECTION 13.       COUNTERPARTS

         This Warrant may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.




                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Company and Purchaser have executed this warrant on and as of the day and year first above written.

                                    COMPANY:

                                    ALLIS-CHALMERS CORPORATION


                                    By:_________________________________
                                           Munawar H. Hidayatallah
                                    Its:  Chief Executive Officer



                                    PURCHASER:



                                    By:     _________________________________
                                    Name:   _________________________________
                                    Title:  _________________________________